UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC

(Exact name of Registrant as specified in charter)

Delaware	333-141568	20-8468508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 Broadway, 11th Floor New York, NY 10036
(Address of principal executive offices)

Registrant's telephone number, including area code: +86 (10) 82525361

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01. Other Events.

On March 22, 2010, China Advanced Construction Materials Group, Inc. (the “Company”) announced that Roth Capital Partners, LLC (“Roth”), the sole book-running manager and underwriter of our recently completed public offering of common stock, exercised in full its option to purchase an additional 300,000 shares of common stock to cover over-allotments. The sale of the additional shares closed on March 22, 2010. A copy of the opinion of Pillsbury Winthrop Shaw Pittman LLP relating to the legality of the issuance and sale of the 300,000 additional shares is attached as Exhibit 5.1 hereto. A copy of the Company’s press release announcing Roth’s exercise of the over-allotment option is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

	(d)	Exhibits:

No.		Description

5.1		Opinion of Pillsbury Winthrop Shaw Pittman LLP

99.1		Press Release dated March 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Advanced Construction Materials Group, Inc.

Date:	March 22, 2010	By :	/s/ Jeremy Goodwin
Name: Jeremy Goodwin
Title: President and Chief Financial Officer